Closures and Impairments Expense, Including Goodwill	12 Months Ended
Jun. 05, 2012
Closures and Impairments Expense Including Goodwill [Abstract]
Closures and Impairments Expense, Including Goodwill
8. Closures and Impairments Expense, Including Goodwill

Closures and impairment expenses include the following (in thousands):

	2012	2011	2010
Property impairments	$13,633	$6,098	$3,181
Closed restaurant lease reserves	3,841	(333)	756
Other closing expense	1,869	437	859
Loss/(gain) on sale of surplus properties	(678)	47	(1,020)
	$18,665	$6,249	$3,776

Included in the amounts shown above for fiscal 2012 are property impairments of $9.7 million resulting from management's decision during the third quarter of fiscal 2012 to close 25 to 27 restaurants, 23 of which were closed in our fourth quarter and one since.

A rollforward of our future lease obligations associated with closed properties is as follows (in thousands):

	2012	2011
Beginning of year	$2,660	$4,969
Closing expense including rent and other lease charges	3,841	(333)
Transfer of deferred escalating minimum rent balance	2,055	-
Lease obligations assumed with franchise acquisitions	-	396
Payments	(1,605)	(2,372)
Other adjustments	(138)	-
End of year	$6,813	$2,660

For fiscal 2013 and beyond, our focus will be on obtaining settlements on as many of these leases as is possible and these settlements could be higher or lower than the amounts recorded. The actual amount of any cash payments made by the Company for lease contract termination costs will be dependent upon ongoing negotiations with the landlords of the leased restaurant properties.

Goodwill represents the excess of costs over the fair market value of assets of businesses acquired. We had recorded goodwill from the acquisition of certain franchise partnerships during fiscal 2011 and the acquisition of Lime Fresh during fiscal 2012. In early August 2011, the closing price of our common stock fell below our net book value per share and, with few exceptions, has remained there since. We perform tests for impairment annually, or more frequently when events or circumstances indicate it might be impaired.

Impairment tests for goodwill require a two-step process. Under the first step, the estimation of fair value of the reporting unit is compared with its carrying value including goodwill. If the first step indicates a potential impairment, the second step is performed to measure the amount of impairment, if any. Goodwill impairment exists when the implied fair value of goodwill is less than its carrying value. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation.

Our normal timing for the annual testing of goodwill is as of the end of our third fiscal quarter. Given our lowered stock price and the continuation of negative same-restaurant sales in the fourth quarter of fiscal 2012, we tested our goodwill again during the fourth quarter and determined that certain of our goodwill was impaired. As a result, we recorded a charge of $16.9 million ($12.0 million, net of tax) during the fourth quarter of fiscal 2012, representing the full value of our Ruby Tuesday concept goodwill.